INVESTOR DAY D E C E M B E R 1 2 , 2 0 2 4

2 0 2 4 I N V E S T O R D A Y Welcome and Opening Remarks Steve Keenan Director, Investor Relations 2

2 0 2 4 I N V E S T O R D A Y Safety Moment – Location of Emergency Exit and Restrooms 3 EMERGENCY EXIT STAIRS RESTROOMS EMERGENCY EXIT STAIRS

2 0 2 4 I N V E S T O R D A Y Forward-looking Statements 4 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on management's beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We use separate “outlook” sections, reference future phases of Olin’s evolution, and use the words "anticipate," "intend," "may," "expect," "believe," "should," "plan," "outlook," "project," "estimate," "forecast," "optimistic," “target,” and variations of such words and similar expressions in this presentation to identify such forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s intent to repurchase, from time to time, the Company’s common stock. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our board of directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our board of directors. In the future, our board of directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions. All references to expectations and other forward-looking statements are based on expectations as of the date of this communication. Olin undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. Factors that could cause or contribute to such differences include, but are not limited to: sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us; declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products; unsuccessful execution of our strategic operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes; failure to identify, attract, develop, retain and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions; failure to control costs and inflation impacts or failure to achieve targeted cost reductions; our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation; the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events; availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics; the failure or an interruption, including cyber-attacks, of our information technology systems; our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business; risks associated with our international sales and operations, including economic, political or regulatory changes; our indebtedness and debt service obligations; weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility; adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital; the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans; our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets; changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate; new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; unexpected outcomes from legal or regulatory claims and proceedings; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2023 and in Olin’s Quarterly Reports on Form 10-Q and other reports furnished or filed with the U.S. Securities and Exchange Commission. All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward- looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures including EBITDA and Adjusted EBITDA. These non-GAAP measures are in addition to, not a substitute for or superior to, measures for financial performance prepared in accordance with U.S. GAAP. Definitions of these measures and reconciliation of GAAP to non-GAAP measures are provided in the appendix to this presentation.

Today's Agenda

9:00 AM

Welcome & Opening Remarks
STEVE KEENAN | Director, Investor Relations

Company Overview & Strategic Vision
Unlocking the Potential of Our Portfolio through a Disciplined Value Creation Strategy
KEN LANE | President & CEO

Chlor Alkali Products & Vinyls Overview
Continuing Value-first Approach and Capitalizing on Our Industry-leading Positions
DEON CARTER | VP & President, CAPV

Epoxy Overview
Leveraging Integrated Value Chain Position to Restore Resiliency and Improve Earnings
FLORIAN KOHL | VP & President, Epoxy & International Chemicals

10:15 AM **Break**

10:30 AM

Winchester Overview
An Industry-leading, Well-recognized Global Brand Delivering Innovative Ammunition Solutions
BRETT FLAUGHER | VP & President, Winchester

Financial Overview & Long-term Outlook
Executing a Disciplined Financial Strategy Focused on Value Creation and Resiliency
TODD SLATER | SVP & CFO

Closing Remarks | Invest with Us
KEN LANE | President & CEO

11:15 AM **Q&A Session**

12:00 PM **Leadership Luncheon**

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 5

2 0 2 4 I N V E S T O R D A Y Olin Corporate Purpose Video 6

2 0 2 4 I N V E S T O R D A Y Unlocking the Potential of Our Portfolio through a Disciplined Value Creation Strategy Company Overview and Strategic Vision Ken Lane President & CEO 7

2 0 2 4 I N V E S T O R D A Y Delivering Shareholder Value 1 Building on a robust foundation as a global chemicals and ammunition industry leader by executing commercial discipline, cost efficiency, and our value creation strategy 2 Realizing a higher level of profitability in chlor alkali while positioning to maximize value potential and growth in adjacencies 3 Optimizing Epoxy business to restore resiliency and improve earnings while growing formulated solutions 4 Capturing full value of legendary Winchester brand through organic growth and adjacency opportunities 5 Maintaining investment grade credit rating that enables Olin to consistently return cash to shareholders while providing optionality to invest in high-return growth opportunities 8

2 0 2 4 I N V E S T O R D A Y We Deliver Essential Materials and Solutions that Enhance and Protect Lives Olin at a Glance 1 As of 12/6/24. 2 As of 12/31/23 and includes corporate employees. 3 Includes addback of ~$110M from Hurricane Beryl impact. 4 Since 2015. CHLOR ALKALI PRODUCTS & VINYLS EPOXY WINCHESTER OPERATE IN THREE BUSINESS SEGMENTS ~$4.8B Market Cap1 OLN Ticker (NYSE) Clayton, MO Corporate HQ 1892 Founded ~47% Operating Cash Flows Returned to ~$1.0B TTM 3Q 2024 Adjusted EBITDA3 29 Manufacturing Facilities2 ~7,300 Global Employees2 Shareholders4 9

Cycle-tested Leadership Team

300 Years of Combined Industry Experience with an Average Olin Tenure of 17 Years

Today's Presenters



Ken Lane
President & CEO
2024



Todd Slater
SVP & CFO
1992



Deon Carter
VP & President, CAPV
2024



Florian Kohl
VP & President, Epoxy & International Chemicals
2023



Brett Flaugher
VP & President, Winchester
1983

Broader Leadership Team



Dana O'Brien
SVP & Chief Legal Officer
2021



Damian Gumpel
VP, Corporate Strategy
2008



Teri Vermillion
VP & Treasurer
2010



Nicki Sumner
VP & Controller
2005



Holger Baer
VP, Global Chemicals Mfg., Engineering, & EHS
1989



Verghese Thomas
VP, Chief Innovation & Sustainability Officer
2022



Valerie Peters
VP, Chief Human Resources Officer
1991

Right Leaders in the Right Places to Execute Strategy for Profitable Growth

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 10

Our Core Business Portfolio

	Chlor Alkali Products & Vinyls	Epoxy	Winchester
	55%	19%	26%
	Largest supplier of chlor alkali products	Integrated and reliable source of supply and industry-leading epoxy technology	One of the world's leading small-caliber ammunition brands
Products	**Caustic Soda • Chlorine • Vinyls • Hydrochloric Acid • Chlorinated Organics • Bleach • Hydrogen • Potassium Hydroxide**	**Liquid Epoxy Resins • Aromatics • Allylics • Curing Agents and Hardeners • Formulated Solutions • Reactive Diluents • Solid Epoxy Resins**	***Ammunition and Components for:*** **Rifle • Pistol • Rimfire • Shotshell • White Flyer® Clay Targets**
End Markets Served	Ag • Pharma • Automotive • Water Treatment • Housing and Construction • Renewable Energy • Consumer Goods • Paper	Civil Engineering • Construction • Consumer Goods • Electronics • Energy (including Wind) • Transportation	Commercial • Industrial • Defense • Law Enforcement





Olin® ESSENTIAL SOLUTIONS

Note: Percentages are based on % of total TTM 3Q 2024 Sales.

2024 INVESTOR DAY 11

Large Addressable Market with Opportunities for Profitable Growth

~$107B
2024 Total Addressable Market (TAM)

	Addressable Market	5-Year Industry CAGR
CAPV	**~$90B**	**~3%**
Epoxy	**~$12B**	**~5%**
Winchester	**~$5B**	**~6%**

Unlocking Value in Our Markets Served through Clear Competitive Advantages

- **Deep chemicals expertise** with ability to apply across entire portfolio
- **Fully integrated** across chlorine value chain with low-cost production
- **Global scale and reach** with ample, flexible capability
- **Century-old brands** with significant global awareness and recognition

Leverage Leading Positions in Key Markets to Realize Value Growth

Olin® ESSENTIAL SOLUTIONS

Source: Roland Berger, CMA, and Olin Marketing Information.

2024 INVESTOR DAY 12

2 0 2 4 I N V E S T O R D A Y We Are Deeply Committed to a Value-first Commercial Strategy Illustrative Profitability ■ Cycle with Value-first Approach ■ Traditional Cycle Midpoint in Traditional Cycle Midpoint in Value-first Approach Peak WE ARE HERE Lower Volume to Preserve Margins Trough Significant Profit Upside 13

2 0 2 4 I N V E S T O R D A Y Our Long-term Value Creation Strategy O P T I M I Z E TH E C OR E G R O W TH E C OR E 14

OPTIMIZE GROW
THE CORE

Continued Commitment to Capturing Cost Savings

Driving Efficiency While Maintaining Growth Optionality

Clear, Capital-light Priorities

- **Rightsizing CAPV and Epoxy manufacturing facilities** to align with loaded spring approach
- **Accelerating a performance-driven culture** focused on safety, reliability, and productivity
- Leveraging **continuous improvement and operational excellence** initiatives


>$250M
Total Structural Cost Savings by 2028

Achieving Cost Reduction Benefits and Enhancing Leading Competitive Position

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 15

2 0 2 4 I N V E S T O R D A Y Efficiency Efforts Advance Our Sustainability Initiatives More to Come in Expanded 2024 Sustainability Report to be Published in 2Q 2025 2018 Baseline Measurement 2030 Current Reduction Target 2030 NEW Reduction Targets Scope 1 & 2 Emissions 6.8M MT 25% 35% Water Consumption 9.6B GALS 15% 25% Introducing New Sustainability Targets as a Result of Asset Optimization Increasing our 2030 Scope 1 and 2 emissions reduction target • Implement several high financial return projects that also reduce carbon emissions Increasing our 2030 water consumption reduction target 16 GROWOPTIMIZE T H E C O R E

2 0 2 4 I N V E S T O R D A Y Advantaged Position to Manage across the Chemicals Cycle Industry-leading Producer of Caustic Soda and Chlorine with High Optionality Outlets One Electro-Chemical Unit (ECU) High Optionality Outlets +Brine Electrolysis Alumina Pulp and Paper Water Treatment Chemical Processing Oil Refining Lithium Battery Materials Vinyls Bleach Epoxy Hydrochloric Acid Chlorinated Organics Merchant Chlorine Urethanes Agriculture Titanium Dioxide Hidrogenii JV Process Fuels Industrial Gas The Olin Chemicals Value Chain Olin vs. US Industry Chlorine Operating Rate Committed to Value-first Approach, Which Enables an Uplift as Market Demand Recovers OLIN COMMERCIAL MODEL 60% 65% 70% 75% 80% 85% 90% 2017 2018 2019 2020 2021 2022 2023 2024E Olin Non-Olin Olin Operating Leverage Loaded Spring 1.1T Caustic Soda 1.0T Chlorine 0.03T Hydrogen Gas GROWOPTIMIZE T H E C O R E 17 Ill u st ra ti ve O p er a ti ng R a te s

Building on Winchester's Strong Foundation with Ample Value Creation Opportunities on the Horizon

OPTIMIZE GROW
THE CORE

Significant Transformation of Winchester Since 2019

Adjusted EBITDA ($M)


~37%
CAGR
~$60
~$294
2019
TTM 3Q 2024

- Military growth through Lake City Army Ammunition Plant
- International military demand
- Increased shooting sports participation
- Margin and mix enhancements
- Productivity, modernization, and innovation

Fueling the Next Phase of Winchester Growth and Generating Stable Cash Flow Over the Long Term

- ✓ Continuing Winchester's value to Olin through **demand growth**
- ✓ Building on current **high degree of integration** across value chain
- ✓ Leveraging Olin's deep chemicals expertise to **expand into high-return adjacencies**
- ✓ Capitalizing on **defense ammunition** and **shooting sports market growth**

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 18

OPTIMIZE GROW
THE CORE

Options to Build on Existing Positions at High Returns


CAPV

Enhance leadership position

- Grow regional NA bleach position via salt to bleach
- Explore further water treatment adjacencies via inorganic options
- Pursue high-return membrane conversion and expansion at Bécancour, QC facility

Explore PVC adjacency options

- Expand via contractual JV partnerships
- Consider inorganic growth options with disciplined M&A approach
- Leverage existing asset base to build PVC facility on US Gulf Coast


EPOXY

Capture value from high-growth markets

- Innovate formulated solutions for markets tied to durable megatrends such as reshoring of manufacturing, Wind, and Advanced Electronics


WINCHESTER

Extend our participation in Defense and Commercial munitions value chain

- Deliver on Next Generation Squad Weaponry (NGSW) contracts with US government
- Small bolt-on acquisitions supported by favorable market trends

Further build out capability in ammunition value chain

- Expand GOCO participation via Radford recompete
- Pursue investments in ammunition raw materials, such as critical chemicals and energetics

Strong Foundation Positions Us to Explore High-return Growth Opportunities

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 19

Unveiling Our 2029 Financial Targets

~$2B
Adjusted EBITDA
Pre-adjacency Opportunities

>50%
Cash Returned to Shareholders[2]

>$250M
Total Structural Cost Savings
by 2028

85%+
Cash Conversion[1]

Maintain
Investment Grade Credit Rating

Well-defined Strategy to Deliver Long-term Growth and Shareholder Value Creation

Note: Targets assume midcycle conditions in CAPV and normalized conditions in Epoxy and Winchester.
[1] Cash conversion: Adjusted EBITDA less Capex / Adjusted EBITDA. [2] Of operating cash flow, on average, 2025-2029.

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 20

2 0 2 4 I N V E S T O R D A Y Delivering Shareholder Value | Key Takeaways 21 2 Realizing a higher level of profitability in chlor alkali while positioning to maximize value potential and growth in adjacencies 1 Building on a robust foundation as a global chemicals and ammunition industry leader by executing commercial discipline, cost efficiency, and our value creation strategy 3 Optimizing Epoxy business to restore resiliency and improve earnings while growing formulated solutions 4 Capturing full value of legendary Winchester brand through organic growth and adjacency opportunities 5 Maintaining investment grade credit rating that enables Olin to consistently return cash to shareholders while providing optionality to invest in high-return growth opportunities

2 0 2 4 I N V E S T O R D A Y CAPV Walk-up Video 22

2 0 2 4 I N V E S T O R D A Y Continuing Value-first Approach and Capitalizing on Our Industry-leading Positions Chlor Alkali Products & Vinyls Overview Deon Carter VP & President, CAPV 23

2 0 2 4 I N V E S T O R D A Y Chlor Alkali Products & Vinyls (CAPV) Key Messages 1 Continuing commitment to value-first approach to preserve and enhance ECU value while maintaining our leadership position 2 Realizing a higher level of profitability in chlor alkali through cost reductions while optimizing our assets to maximize value potential as demand recovers 3 Creating value through organic growth options 4 Leveraging US cost-advantaged position to enter the PVC market in North America with multiple growth options 24

Chlor Alkali Products & Vinyls (CAPV) Snapshot

55%	~$788M	~4.6M	12	~2,100
% of Total TTM 3Q 2024 Revenue	TTM 3Q 2024 Adjusted EBITDA[1]	Total ECU Capacity (ST)[2]	Manufacturing Facilities	Total Employees

Our Cost-advantaged Manufacturing Footprint



Manufacturing Facility

Global Leader in Chlor Alkali & Vinyls

- ✓ **#1** Global Chlor Alkali Producer
- ✓ **#1** Merchant EDC and Chlorine Supplier
- ✓ **#1** North American Bleach Producer
- ✓ **#1** Chlorinated Organics Position
- ✓ **#1** Burner-grade Hydrochloric Acid Producer

Competitive Advantages

- ✓ **Essential and reliable supplier** to customers at the appropriate value
- ✓ **Ability to flex asset utilization** in a capital-light way
- ✓ **Cost-advantaged position** in US with global reach
- ✓ **Integrated** across full chlor alkali value chain

Industry-leading Expertise as the First Chlor Alkali Producer in North America Since 1892

[1] Excludes impact from Hurricane Beryl of ~$77M. [2] As of December 2024.

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 25

Serving a Wide Array of Key End Markets Globally across Our Portfolio












	Paper & Packaging	Auto	Water Treatment	Housing & Construction	Renewable Energy	Agriculture	Food Processing	Textile	Soaps & Detergents	Pharma
Avg. Annual Growth Rate[1]	~4%	~3%	~3%	~3%	~10%	~2%	~3%	~3%	~3%	~5%
Chlorine		✓	✓	✓	✓	✓			✓	✓
Caustic Soda	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Chlorine Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Vinyls	✓	✓		✓						

Olin Serves All of the Growing Caustic Soda Segments

Olin® ESSENTIAL SOLUTIONS

[1] Estimated average annual growth rates for 2024-2029. Source: CMA and Olin internal estimates.

2024 INVESTOR DAY 26

2 0 2 4 I N V E S T O R D A Y Expect Caustic Soda Pricing and Operating Rates to Improve Caustic Soda Demand is Growing Faster than Chlorine Demand 1 Source: CMA. 27 Anticipate an Upward Trend in Caustic Soda Pricing US Gulf Coast Caustic Soda Annual Spot Export Pricing1 2000-2024 (USD/DMT) Drivers of Caustic Soda Demand KEY END USES KEY TRENDS Alumina Production Lightweighting Pulp & Paper Production Online Shopping Water Treatment Water Scarcity Lithium & Rare Earth Battery Materials Price (USD/DMT) $0 $1,000 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4

2 0 2 4 I N V E S T O R D A Y Long-term Value Creation Strategy O P T I M I Z E TH E C OR E G R O W TH E C OR E 28

OPTIMIZE GROW
THE CORE

Realizing Cost Reduction Opportunities through Chlor Alkali Asset Strategy

KEY PRIORITIES TO MAINTAIN COST LEADERSHIP

- Driving system-wide **reliability and efficiency improvement projects**
- Additional **cost reduction opportunities** as a result of recent asset rationalizations
- **Transitioning away from asbestos**
  - **Rationalizing 450K ECUs** of older Freeport diaphragm capacity dedicated to Dow Propylene Oxide
  - **Converting Plaquemine, LA site** to non-asbestos diaphragms


~$150M
CAPV Structural Cost Savings by 2028

Maintaining #1 Chlor Alkali Position

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 29

OPTIMIZE GROW
THE CORE

Reinforcing Our Value-first Commercial Approach

PRICE + **VOLUME** = **OLIN OPPORTUNITY**


Peak
Significant Upside
Value-first Approach Midpoint
Traditional Cycle Midpoint
Trough
Cycle with Value-first Approach
Traditional Cycle


LOADED SPRING
Olin
Available Capacity
Competitor Available Capacity
Current Capacity in Use
Chlorine Supply (MT)
Chlorine Demand (MT)

- **Value-first commercial approach:** not pushing volume into low-value markets
  - Loaded spring: operating below industry rates provides us **excess available production capacity**
  - Focusing on value while **maintaining market share**
- **Remain disciplined** in serving customer and market needs as demand intensifies

Industry Leader Poised for Disproportionate Volume Growth as Merchant Chlorine Demand Returns

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 30

Exploring High-return Expansion of Olin's Recently Converted Bécancour, Quebec Manufacturing Facility

OPTIMIZE GROW
THE CORE

Higher-quality
Caustic soda supports regional battery materials growth

High Return
Opportunity has to exceed internal threshold of >15% IRR

Long-term
Hydropower guarantee

Net Zero
Chlor alkali facility

Significant
Government incentive opportunities

Expanding
With most efficient technology



Opportunity to Serve Growing EV Battery Market in the Region

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 31

OPTIMIZE GROW
THE CORE

Strengthening Position as North America's #1 Bleach Producer


25%
31%
44%
Olin
Other ECU Producers
ECU Buyers

Steady Demand Drivers

- Population growth
- Municipal water and wastewater treatment
- Surface disinfection and personal hygiene
- Pool demand

Olin Competitive Advantage

- ✓ **2.5x the size** of #2 producer
- ✓ **Scale and integration** enable significant cash generation



Driving Consistent Profitable Growth and Maintaining Leadership Position in Stable Bleach Market

Olin® ESSENTIAL SOLUTIONS

Note: US and Canada only, excludes Mexico. Source: Olin Bleach Marketing.

2024 INVESTOR DAY 32

OPTIMIZE GROW
THE CORE

Potential to Organically Build on Our Integrated Bleach Position

Opportunity Spotlight: Southern California Bleach Facility

Background

- Southern California annual high-strength bleach demand of **135M gallons**
- No local chlor alkali production, **bleach production relies on long, uncertain raw material supply lines**
  - Primary supply of chlorine from Western Canada is expected to curtail by 2030
  - Caustic soda requirement relies heavily on imports from Asia
- Serves **municipal** and **industrial water treatment demand** and pools

Olin Project Overview

Evaluating investment in
salt to bleach
production facility

High return

Opportunity has to exceed internal threshold of >15% IRR



Clear Benefits

- ✔ **Expandable plant design**
- ✔ **In-region supply security**

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 33

OPTIMIZE GROW
THE CORE

Setting the Stage: The Role of Chlorine in PVC Production

Ethylene-based PVC Resin Production Process Overview


Ethylene[1]
EDC[2]
Chlorine
Brine
Caustic Soda
VCM[3]
PVC[5]
HCl[4]
CAPV Capability Today
Option for Olin Entry

- Vinyls is the **largest chlorine-consuming outlet**
  - Consumes **~50%** of chlorine production in the United States
- **Cost-based ethylene and chlorine** are essential for cost-competitive production
  - **Significant North American benefit** due to ethylene produced from natural gas
- PVC primarily used in **applications serving the building and construction** end market

Potential to Grow into PVC with Cost-advantaged Position

Olin® ESSENTIAL SOLUTIONS

[1] Olin has invested ~$1.1B to obtain the supply of ~650,000 MT of cost-based ethylene with approximately half through 2035 and the remaining half through 2040. [2] EDC = Ethylene Dichloride. [3] VCM = Vinyl Chloride Monomer. [4] HCl = Hydrochloric Acid. [5] PVC = Polyvinyl Chloride.

2024 INVESTOR DAY 34

2 0 2 4 I N V E S T O R D A Y z 40% 60% 80% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 US Northeast Asia Western Europe • Global leading cost position for PVC production in the US due to the shale gas advantage • Europe is significantly disadvantaged due to higher costs • Global PVC operating rates are on average ~75% • Recent operating rates in Europe are significantly lower at ~60% due to high production costs and weaker demand Setting the Stage: Favorable PVC Market Dynamics Source: CMA, Roland Berger. 35 Global PVC Operating Rates by Region 2015-2024 (% for PVC Resin Production) Global PVC Resin Cash Cost Curve by Region 2024 (USD/MT, k MT) Capacity (k MT) Cash cost (USD/MT) $0 $1,000 US Northeast Asia – Acetylene Based Northeast Asia – Ethylene Based Western Europe 2024 Avg. PVC Global Spot Export Price, FOB $800 GROWOPTIMIZE T H E C O R E

2 0 2 4 I N V E S T O R D A Y Evaluating PVC Options to Expand Value Continue to Focus on Best Economic Options Consistent with Our Capital Allocation Priorities 1 Source: CMA. 36 Spot Export EDC-PVC Spread Has Grown1 From ~$300/MT to $600/MT since 2000 Upgrading Olin’s EDC Value • Negotiating contract manufacturing arrangement with leading European PVC producers Disciplined Underwriting of Long-term Opportunities • Options include: - Expand through new and/or existing contractual JV partnerships - Consider inorganic growth options with our disciplined approach to M&A - Leverage existing asset base to build PVC facility on US Gulf CoastC M A S p ot E xp o rt P ri ci n g ( $ U S /M T ) 2 00 0 2 00 1 2 00 2 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 2 01 7 2 01 8 2 01 9 2 02 0 2 02 1 2 02 2 2 02 3 2 02 4 NA PVC Spot Export (USD/MT) NA USGC EDC Spot Export (USD/MT) P V C S p re a d GROWOPTIMIZE T H E C O R E

Looking Ahead Under Midcycle Conditions

CAPV 2029 Midcycle Adjusted EBITDA Target ($M)


~$788
~$150
~$500
~$50
~$1,500
Grow the Core
TTM 3Q 2024[1]
Optimize the Core
Capturing Market Growth and Recovery
Additional Olin Growth Initiatives
2029E
Additional Upside through Expansion Opportunities

Assumptions

- Committed to structural cost savings and offsetting inflation through productivity initiatives
- Market returns to midcycle conditions
- Grow commercial PVC partnerships

Olin ESSENTIAL SOLUTIONS

[1] Excludes impact from Hurricane Beryl of ~$77M.

2024 INVESTOR DAY 37

2 0 2 4 I N V E S T O R D A Y CAPV Key Takeaways 38 2 Realizing a higher level of profitability in chlor alkali through cost reductions while optimizing our assets to maximize value potential as demand recovers 1 Continuing commitment to value-first approach to preserve and enhance ECU value while maintaining our leadership position 3 Creating value through organic growth options 4 Leveraging US cost-advantaged position to enter the PVC market in North America with multiple growth options

2 0 2 4 I N V E S T O R D A Y Epoxy Walk-up Video 39

2 0 2 4 I N V E S T O R D A Y Leveraging Integrated Value Chain Position to Restore Resiliency and Improve Earnings Epoxy Overview Florian Kohl VP & President, Epoxy & International Chemicals 40

2 0 2 4 I N V E S T O R D A Y Epoxy Key Messages 1 Capitalizing on market position with integrated assets and downstream optionality across Epoxy value chain 2 Targeting value creation opportunities supported by long-term global megatrends 3 Adapting to dynamic market landscape to improve earnings through agility and productivity culture 41

Epoxy Snapshot

19%	~$6M	8	~1,300
% of Total TTM 3Q 2024 Revenue	TTM 3Q 2024 Adjusted EBITDA[1]	Manufacturing Facilities	Total Employees

Strategic Global Manufacturing Footprint


Formulation Center
Back-integrated Site

Competitive Advantages

- ✓ **Fully integrated producer** with advantaged feedstock positions
- ✓ **Ability to capture downstream growth** through global megatrend alignment
- ✓ **Deep technical expertise** positioned to develop innovative solutions for customers
- ✓ **Strategically located assets** aligned with targeted applications
- ✓ **Positioned to maximize value through the cycle** via flexible entry points in the value chain
- ✓ **Successful outcome of antidumping cases** would further strengthen our position

Largest Fully Integrated Epoxy Producer in North America and Europe

[1] Excludes impact from Hurricane Beryl of ~$33M.

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 42

Parallel Entry Points into the Market throughout the Integrated Value Chain



Integration Value
Market Value
Allylics
Chlorine
Allyl Chloride
EPI
Aromatics
Phenol Acetone
BPA
Epoxy Resin
Formulated Solutions
CO-PRODUCERS AND FORMULATORS

Flexible Entry Points into the Market



Coatings
- Marine / Protective
- Powder
- Automotive
- Metal Coatings
- Packaging



Electronics
- Printed Circuit Boards
- Encapsulation
- Potting Compounds



Composites
- Wind
- Aerospace
- Industrial
- Transportation
- Recreational



Civil Engineering
- Airports
- Bridge & Road
- Flooring & Grounding
- Manufacturing
- Port Infrastructure
- Railway
- Water

Leveraging Our Integrated and Competitively Advantaged Foundation to Create Value

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 43

Growing Global TAM Supported by Key Megatrends

$12B
2024
Global TAM

5%
5-Year
Industry
CAGR

	Addressable Market	5-Year Industry CAGR
Wind Energy	$2B	7%
Advanced Electronics	$4B	5%
Automotive	$1B	3%
Construction	$2B	4%
Marine & Ind. Coatings	$3B	2%

Well-positioned to Capture Opportunity from Significant Megatrends with Portfolio of Solutions

- Energy transition
- eMobility: electric vehicle and autonomous vehicle
- Replacement and repair of aging roads and bridges in US and EU
- Reshoring of critical manufacturing materials

Well-positioned to Participate in High-growth Demand Segments

Olin® ESSENTIAL SOLUTIONS

Note: All figures are approximate. Source: IHSMarkit / CMA, Euromonitor, GWEC, TEAL, DfT, IEA, Epoxy Europe, Intratec, Desk research, and Roland Berger.

2024 INVESTOR DAY 44

2 0 2 4 I N V E S T O R D A Y Long-term Value Creation Strategy O P T I M I Z E TH E C OR E G R O W TH E C OR E 45

OPTIMIZE GROW
THE CORE

Achieving Cost Savings through Optimization Initiatives

Rightsizing Global Asset Base to Improve Earnings

- Robust pipeline of **asset optimization** opportunities
- Further optimization of **Freeport site integration**

Renegotiated Stade, Germany Supplier Contract Starting in January 2026

- Reset of Stade site **cost structures**
- Structurally **lower utility costs**
- Reduced site **service fees**

~$80M

Epoxy Structural Cost Savings by 2028



Diligently Managing Costs to Enhance Resiliency of Business

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 46

Growing the Core through Differentiated Technical Expertise and Capturing Value from High-growth Markets

OPTIMIZE GROW
THE CORE



Case Study: Wind Opportunity

Market expected to grow significantly with a

~7% CAGR

(2024-2029)

Our Customized Formulated Solutions

- **High-performance portfolio** allows manufacturers to meet extreme weight and strength demands placed on wind energy blades
- Enable the design, fabrication, and use of **longer, lighter** and **stronger wind blades**

Olin Advantage

#1 supplier of wind formulated solutions outside of China

Unmatched innovation and **highly tailored technology**



Case Study: Advanced Electronics Opportunity

Market expected to grow significantly with a

~5% CAGR

(2024-2029)

Our Customized Formulated Solutions

- Electronic vehicles require **harsh-weather-tolerant electric circuit boards**
- Our solutions provide the **ability to suppress unwanted electrical current flow** in the harshest conditions

Olin Advantage

A leader in harsh weather tolerant technology

Differentiated expertise to tailor formulations

High-value Market Opportunities Aligned to Durable Megatrends

Note: All figures are approximate. Source: IHSMarkit / CMA, Euromonitor, GWEC, TEAL, DfT, IEA, Epoxy Europe, Intratec, Desk research, and Roland Berger.

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 47

Looking Ahead Under Normalized Conditions

Epoxy 2029 Normalized Adjusted EBITDA Target ($M)



~$6
~$80
~$25
~$45
~$150
Grow the Core
TTM 3Q 2024[1]
Optimize the Core
Capturing Market Growth and Recovery
Additional Olin Growth Initiatives
2029E

Assumptions

- Significant benefit from reset cost structure at Stade, Germany site starting in 2026
- Earnings improvement from megatrend-driven growth
- Does not include upside from possible antidumping measures

ESSENTIAL SOLUTIONS

[1] Excludes impact from Hurricane Beryl of ~$33M.

2024 INVESTOR DAY 48

US and EU Epoxy Antidumping and Countervailing Duty Petitions Update

Filed Against China, India, South Korea, Taiwan, and Thailand

Combatting Unfairly Traded Imports of Epoxy Resins

Foreign producers causing material injury to US and EU epoxy resin producers

- Using government subsidies and China's massive, increasing non-market epoxy and feedstock capacity
- Attacking US and EU markets with dumped, below-cost epoxy resin

Recent Announcements and Path Forward

- **Sep 2024:** US imposed provisional countervailing duties
- **Oct 2024:** EU registration requirements for imports of epoxy resins
- **Nov 2024:** US imposed provisional antidumping duties[1]
- **1H 2025:** EU will assess whether to impose provisional antidumping duties in 1Q 2025
- **Mid-May 2025:** US Commerce and ITC will conclude their investigations of dumping, subsidies, and material injury



Seeking to Restore a Level Epoxy Playing Field

Note: As of 3Q 2024. [1] Source: https://www.trade.gov/ec-adcvd-case-announcements.

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 49

2 0 2 4 I N V E S T O R D A Y 50 Epoxy Key Takeaways 2 Targeting value creation opportunities supported by long-term global megatrends 1 Capitalizing on unique market position with integrated assets and downstream optionality across Epoxy value chain 3 Adapting to dynamic market landscape to improve earnings through agility and productivity culture

2 0 2 4 I N V E S T O R D A Y ~15 Minutes BREAK 51

2 0 2 4 I N V E S T O R D A Y Winchester Brand Walk-up Video 52

2 0 2 4 I N V E S T O R D A Y An Industry-leading, Well-recognized Global Brand Delivering Innovative Ammunition Solutions Brett Flaugher VP & President, Winchester 53

2 0 2 4 I N V E S T O R D A Y Winchester Key Messages 1 Driving further global brand awareness as ‘The American Legend’ – a longstanding, highly-valued brand built on integrity, hard work, and customer loyalty 2 Building our value to Olin through opportunities to increase our integration across the ammunition value chain in defense and commercial markets 3 Leveraging Olin’s deep chemical expertise to expand Defense participation through clear synergies between ammunition and chemicals 54

Winchester Snapshot

26%	~$294M	8	~3,600
% of Total TTM 3Q 2024 Revenue	TTM 3Q 2024 Adjusted EBITDA	Manufacturing Facilities	Total Employees

Our National Manufacturing Footprint


Winchester
White Flyer

Industry Leader in Ammunition[1]

- **#1** ammunition brand for hunting and shooting
- **#1** supplier of small-caliber ammunition to the US military
- **#1** brand of clay targets for recreational and competitive shooting

Competitive Advantages

- ✓ **Powerful premium brand** with strong customer relationships and strategic partnerships
- ✓ **Deep integration** across ammunition value chain
- ✓ **Proven ability to design, build, and modernize** equipment and facilities
- ✓ **Operational scale** to serve global commercial and military demand

Industry Leadership through a 150+ Year Legacy of Product Innovation

[1] Source: Company estimates.

Olin® ESSENTIAL SOLUTIONS | WINCHESTER
2024 INVESTOR DAY 55

Deep Brand Recognition as the American Legend

Earned the distinction as 'The American Legend' by delivering technologically advanced products and customer excellence

Legacy in servicing hunters and recreational shooters, law enforcement, and Defense markets

Winchester ammunition search interest globally has been ~40% and ~68% higher than top two competitors, respectively[1]

Significant brand value with upside optionality through brand extension



AMERICAN EXPEDITIONARY FORCES
OFFICE OF THE COMMANDER-IN-CHIEF
France, September 18, 1918.

TO THE EMPLOYEES,
Western Cartridge Co.,
East Alton, Illinois.

Dear Friends:

The unflinching courage with which our Armies are struggling with the grim realities of war would be futile without the support of our people at home, and the triumph of our righteous cause will be due in no small measure to the men and women who are working with intelligence, loyalty and enthusiasm to supply us with munitions.

In the name of the American Expeditionary Forces, I extend to the thirty-three hundred employees of the Western Cartridge Company, our deep appreciation of their resolution to: "stand behind the boys at the front until the end of the war".

Sincerely yours,
John J Pershing

WWI Letter from General Pershing to Winchester Employees

Strength of Our Brand Unlocks Growth Opportunities

[1] Source: Google Trends and Roland Berger. Indexed Google search interest and compared breakdown by region worldwide, 2019-2024.

Olin® ESSENTIAL SOLUTIONS | WINCHESTER
2024 INVESTOR DAY 56

Small-caliber Ammunition Value Chain



RAW MATERIALS
INTERMEDIATES
FINISHED GOOD
Energetics
Metals
Nitroglycerine
Cellulose
Munitions-grade Nitrocellulose
Primer
Shell Casing
Projectile
Propellant
Defense Ammo Round
Law Enforcement Ammo Round
Commercial Ammo Round
Winchester Capability Today
Potential Option for Olin Entry
Not Considered Option for Olin Entry Today

Integration is a High Barrier to Entry for Competitors

- Entering energetics value chain entails significant capital investment
- Producing energetic materials through greenfield manufacturing requires chemicals expertise and involves a highly regulated process

Integration across Intermediates Value Chain

- Producing primers and priming mixes across manufacturing sites
- Converting metal strip and cups to finished casings across manufacturing sites
- Manufacturing all small-caliber projectile types, including energetic tracer projectiles, across multiple manufacturing sites

Olin® ESSENTIAL SOLUTIONS | WINCHESTER®

Source: Roland Berger and Winchester management.

2024 INVESTOR DAY 57

Industry-leading Product Portfolio to Serve Our Broad Customer Base

COMMERCIAL





Winchester® Sporting Ammunition

- Hunters
- Competitive and recreational shooters

White Flyer® Clay Targets

- Competitive and recreational shooters

Industrial Products

(e.g., 8-gauge and PAT[1] Loads)

- Maintenance applications in power and concrete industries
- Commercial and residential construction

DEFENSE / LAW ENFORCEMENT





Defense-spec Small-caliber Ammunition

- US domestic military
- Allied international military
- OEM[2] manufacturers

Contract Services

- GOCO[3] operations
- Modernization and innovation project management
- Research and development

Law Enforcement Ammunition

- Federal, state, and local law enforcement agencies

[1] PAT Loads = Powder-Actuated Tool Loads. [2] OEM = Original Equipment Manufacturer. [3] GOCO = Government-Owned, Contractor-Operated.

Olin ESSENTIAL SOLUTIONS | WINCHESTER
2024 INVESTOR DAY 58

2 0 2 4 I N V E S T O R D A Y Addressing Increased Demand through Ongoing Investments • Market Growth driven by geopolitical events that increased the demand for small-caliber ammunition globally • Inventory requirements support long-term projected spending Expecting Continued Investments by the US Department of Defense to Strengthen the Organic Industrial Base • Increasing priority to modernize GOCO facilities to improve capabilities • GOCO contracts generally drive long-term cash generation Long-term Growth in Defense Ammunition Underpinned by Key Trends Advantaged Winchester Position through Scale and Ammunition Value Chain Integration 1 Source: Military Balance, NATO reports, publicly available NATO military small ammunition contracts, Analysis by outside research provider. 2 Source: DoD Budget Documents, FPDS Data, Analysis by outside research provider. 59 Well-positioned to Capture Opportunity as a Leading Supplier of Small-caliber Ammunition to the Military Continued Growth in Military Spending GOCO Contracts US / NATO Military Small-caliber Ammunition Market Forecast1 US Government-owned, Contractor-operated (GOCO) Market Forecast2 $1.2 $1.3 $1.6 $1.7 $1.8 $1.9 $2.3 $2.4 $2.6 $2.8 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 ~9% CAGR $0.9 $1.2 $1.2 $2.8 $1.8 $1.8 $2.0 $2.4 $2.5 $2.6 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 ~13% CAGR

2 0 2 4 I N V E S T O R D A Y Ammunition Sales in Line with Firearms Industry Growth • 4.8% CAGR in US firearm production since 19982 • 8.1% CAGR in US ammunition excise tax collections since 19981 Participation Continues to Expand • One in four American adults participated in shooting sports3 • 20M female shooting sports participants - doubled over last decade3 • 22.3M+ first-time firearm buyers in the US (2020-2023)4 • 1M+ FBI NICS5 background checks conducted for 62 consecutive months, a proxy for gun sales Highly Favorable Commercial Ammunition Trends Support Long-term Value Creation 1 Combined US and European small-caliber ammunition demand. Source: Roland Berger. 2 Source: Source: Bureau of ATFE Annual Firearms Mfg. and Export Report. 3 Source: NSSF and Winchester data; figures as of 2022. 4 Source: NSSF. 5 National Instant Criminal System = NICS. 60 Well-positioned to Capture Opportunity from Significant Megatrends with Portfolio of Solutions Continued Growth in US Shooting Sports Participation Increased US Gun Ownership US Commercial Ammunition Industry Net Sales1 US Target Shooting Participants3 # of US Adults (in millions) $1.9B $3.6B 2018 2022 ~18% CAGR 34 41 51 49 52 56 63 2009 2012 2014 2016 2018 2020 2022 ~5% CAGR Leader in Small-caliber Ammunition 2024E Addressable Market1 of ~$5B (~6% 5-Year CAGR)

2 0 2 4 I N V E S T O R D A Y Long-term Value Creation Strategy O P T I M I Z E TH E C OR E G R O W TH E C OR E 61

OPTIMIZE
GROW
THE CORE

Driving Continuous Improvement Culture through "Be Better Today" Initiatives and Mindset

Productivity

- Optimizing assets and achieving operational efficiencies through **robust continuous improvement process**

Reliability

- Ensuring operational resiliency with **low capital intensity**
- Exceeding diverse customer expectations through **reliable delivery of consistent, high-quality products**

Modernization

- Driving growth through **capital-light projects that improve cost and capability**
- **Execute government-funded projects at Lake City** that supports the sustainment and improvement of the facility



~$30M

Winchester Structural Cost Savings by 2028

Increasing Value from Our World-class Assets through Disciplined Approach

Olin® ESSENTIAL SOLUTIONS | WINCHESTER
2024 INVESTOR DAY 62

OPTIMIZE GROW
THE CORE

Expect to Capture Profitable Growth from Our Markets

1


DEFENSE

Execute multi-year Next Generation Squad Weapon (NGSW) program

- Construct and equip new facility
- Produce program-specific ammunition

Support increase in global military demand

- Continue to replenish all US Military stockpiles
- Capture increased demand from international military customers
- Execute US Army new product development programs

2


COMMERCIAL

Capitalize on continued strong growth in shooting sports participation

- Align with customers on growth initiatives
- Utilize brand strength to grow consumer share of mind
- Focus on market-driven development of new, innovative products
- Explore potential strategic, high-return bolt-on acquisitions

Unlocking Growth Potential to Maximize Value Creation

Olin® ESSENTIAL SOLUTIONS | WINCHESTER®
2024 INVESTOR DAY 63

OPTIMIZE GROW
THE CORE

Adding Value and Growing with Current GOCO Contract

Setting the Stage

How a Government-Owned, Contractor-Operated (GOCO) Facility Works

- Facilities are **used by the Department of Defense** to support domestic industrial base for ammunition and other Defense materials
- Operators are **awarded ~10-year contracts for manufacturing** with extension options and **receive funding** for facility maintenance and modernization
- Contractors are responsible for **maintaining readiness for US government needs**



SPOTLIGHT
Lake City Army Ammunition Plant

- **Began operation under 7-year contract in 2020** with expected extension through 2030
- **Managing largest small-caliber ammunition** manufacturing site globally
- **Received highest possible ratings** since contract awarded
- **Awarded $1B in facility modernization contracts** since 2020

Winchester's Success at Lake City Establishes a Strong Right-to-win for Operation of GOCO Facilities

Olin® ESSENTIAL SOLUTIONS | WINCHESTER®
2024 INVESTOR DAY 64

OPTIMIZE GROW
THE CORE

Potential to Efficiently Expand into High-value Adjacencies

Background

Clear Advantages in Critical Chemicals and Energetics

- **Increased demand for munitions and government efforts** to address supply challenges are driving market growth
- **Immediate opportunities for cross-business collaboration** to pair operational capabilities with urgent Department of Defense needs
- **Critical chemicals are a natural adjacency** to deepen Winchester's Defense position that uses Olin's core competencies in chemicals production
- **Energetics supply shortage** driving opportunities for new providers to potentially open new facilities to reduce reliance on foreign suppliers



SPOTLIGHT

GOCO Core Expansion Opportunity through Radford, VA Army Ammunition Plant (RFAAP)

- **Chemical manufacturing operation** produces nitrocellulose and specialty propellants for munitions
- **Only domestic source** of propellant-grade nitrocellulose
- **End users** include US government and commercial customers
- Current contract **ends December 31, 2026**
- **Well-positioned to compete** through our GOCO track record and Olin's chemicals expertise

Cross-business Capabilities Position Us to Further Increase Our Defense Market Participation

Olin® ESSENTIAL SOLUTIONS | WINCHESTER®

Note: Image on right is map data as of 10/29/2024, including data from Google and Airbus.

2024 INVESTOR DAY 65

Looking Ahead Under Normalized Conditions

Winchester 2029 Normalized Adjusted EBITDA Target ($M)



~$294
~$30
~$90
~$35
~$450
Grow the Core
TTM 3Q 2024
Optimize the Core
Capturing Market Growth and Recovery
Additional Olin Growth Initiatives
2029E
Additional Upside through Expansion Opportunities



Assumptions

- Commercial market returns to typical growth trend
- Defense spending will continue to be robust
- Does not include Radford GOCO opportunity

Olin® ESSENTIAL SOLUTIONS | WINCHESTER

2024 INVESTOR DAY 66

2 0 2 4 I N V E S T O R D A Y Winchester Key Takeaways 67 2 Building our value to Olin through opportunities to increase our integration across the ammunition value chain 1 Driving further global brand awareness as ‘The American Legend’ – a longstanding, highly-valued brand built on integrity, hard work, and customer loyalty 3 Leveraging Olin’s deep chemical expertise to expand Defense participation through clear synergies between ammunition and chemicals

2 0 2 4 I N V E S T O R D A Y Finance Walk-up Video 68

2 0 2 4 I N V E S T O R D A Y Executing a Disciplined Financial Strategy Focused on Value Creation and Resiliency Financial Overview & Long-term Outlook Todd Slater SVP & CFO 69

2 0 2 4 I N V E S T O R D A Y Financial Key Messages 1 Maintaining financial discipline and commitment to achieving investment grade credit ratings 2 Prioritizing return of cash to shareholders with flexibility for high-return organic and inorganic growth investments 3 Executing a value creation strategy to achieve our financial targets and continue to generate superior total shareholder return 70

Update on Q4 2024 Outlook

	WHAT WE SAID *Q3 2024 Earnings Call*	WHERE WE ARE TODAY *No Change in Guidance*
CAPV	• Global caustic soda supply / demand dynamics continue to improve • Q4 Hurricane Beryl impact expected to be ~$25M	**Operations return to normal post Hurricane Beryl, but experiencing chlorinated organics turnaround restart challenges**
Epoxy	• Epoxy demand expected to soften seasonally • Resin and formulated solutions margins expected to improve sequentially	**Overall weaker demand and year-end destocking in electronics**
Winchester	• Seasonally weaker commercial ammunition demand and retailer destocking • Continued improvement in domestic and international military sales amid strengthening global defense spending	**On track to meet expectations**
Expected Q4 2024 Adjusted EBITDA	• $170-$200M, including Hurricane Beryl impact	**Expect to be at Low End of the Range**

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 71

2 0 2 4 I N V E S T O R D A Y Key Drivers Leading Positions and Value-first Commercial Approach Driving Performance Uplift 1 Includes addback of ~$110M from Hurricane Beryl impact. 2 Includes net $3.50 per share penalty associated with goodwill impairment. $636 $1,000 11.0% 15.4% 2020 TTM 3Q 2024¹ Adjusted EBITDA ($M) and Margin (%) $5,758 $6,483 2020 TTM 3Q 2024 Sales ($M) $(6.14) $1.24 2020 TTM 3Q 2024 Diluted EPS • Realizing a higher chlor alkali profitability floor • Leveraging strong Winchester brand to win in both commercial and defense • Optimizing facility footprint in Chlor Alkali Products & Vinyls and Epoxy • Driving ongoing cost savings through productivity culture and initiatives 2 72

Delivering Superior Shareholder Return

5-Year Comparative Shareholder Return vs. Peers (Indexed)


Olin
171%
S&P 500 Chemicals
62%
S&P Composite 1500 Commodity Chemicals Index
22%
Commodity and Hybrid Peers[1]
9%

10-Year Comparative Shareholder Return vs. Peers (Indexed)


S&P 500 Chemicals
125%
Olin
118%
S&P Composite 1500 Commodity Chemicals Index
58%
Commodity and Hybrid Peers[1]
21%

Long-term Value Creation Drivers

- **Leadership positions** in multiple global markets
- Disciplined and **value-first commercial model**
- **Winchester commercial leadership** expands under strong ammunition fundamentals, with leadership extension into defense
- Leveraging our **globally advantaged cost position**
- **Returned ~47% of operating cash flows** to shareholders since 2015

Source: FactSet as of 12/6/24. [1] Includes DOW, LYB, MEOH, WLK, CE, HUN, CC, and TROX.

Olin® ESSENTIAL SOLUTIONS

2024 INVESTOR DAY 73

Continuing to Drive Strong Cash Conversion



Operating Cash Flow ($M)
$433
$778
2020
TTM 3Q 2024



Cash Conversion[1]
53.0%
79.3%
2020
TTM 3Q 2024

Key Drivers of Higher Cash Conversion

- EBITDA and cash flow **performance improvements**
- **Leadership extensions in both commercial and defense** enhance Winchester's contribution to Olin portfolio
- Disciplined **working capital management**
- **Improved debt portfolio** resulting in ~36% lower interest expense

Olin® ESSENTIAL SOLUTIONS

[1] Cash Conversion defined as Adjusted EBITDA less Capex / Adjusted EBITDA.

2024 INVESTOR DAY 74

2 0 2 4 I N V E S T O R D A Y Leveraging Flexible Balance Sheet to Preserve Capital Deployment Optionality and Drive Shareholder Value 1 Excludes Hurricane Beryl impact of ~$110M. 2 Gross debt as of September 30, 2024, also includes $334.7M term loan facility, $350M senior revolving credit facility and $339.8M receivables financing agreement. 75 Summary Balance Sheet (As of September 30, 2024) Cash & Cash Equivalents $225.9M Net Debt $2,663.6M TTM Net Debt to Adjusted EBITDA1 2.7x Liquidity Available Credit Under Revolving Credit Facility $850.0M Total Available Liquidity $1,076.2M $111 $500 $669 $515 $83 2024 2025 2026 2027 2028 2029 2030 2033/ 2035 <2.0x Long-term Net Debt to Adjusted EBITDA Target Committed to Achieving and Maintaining Investment Grade Credit Ratings BB+ / Stable Ba1 / Stable BBB- / Stable Thoughtful Approach that Minimizes Financial Risk • Manageable towers of debt • Staggered debt maturities to allow for efficient refinancing • Proactive interest rate management with ~38% of portfolio floating rate debt Bond Maturity Schedule2 ($M)

Disciplined Capital Allocation Approach

Historical Uses of Capital



~$4.7B
2020 – 3Q 2024

- Share Repurchases
- Sustaining Capex
- Net Debt Reduction
- Dividends

Future Priorities

Sustaining Capex

- Averaging ~$250M annually
- Prudent spending to maintain asset base

Dividend

- 98+ years of uninterrupted quarterly dividends

Flexible Deployment: Share Repurchases and Growth

- ~$2B share repurchase authorization[1]
- High-return organic and inorganic growth projects

Debt Repayment

- Committed to investment grade credit ratings
- Minimal near-term debt maturities

[1] ~$0.7B remaining on July 2022 Share Repurchase Authorization plus $1.3B new Share Repurchase Authorization granted on 12/11/24.

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 76

2 0 2 4 I N V E S T O R D A Y Track Record of Delivering Meaningful Shareholder Returns with More to Come Investment Grade Balance Sheet and Strong Cash Flow Provide Optionality to Prioritize High Shareholder Returns 1 Represents shares repurchased 12/31/15 through 9/30/24 as a percentage of shares outstanding as of 12/31/15. 77 Historical Returns to Shareholders ■ Dividends ■ Share Repurchases ~47% of operating cash flows returned to shareholders through dividends and share repurchases since 2015 1.7% Dividend yield (as of 9/30/24) ~35% of shares repurchased1 >50% targeted return of operating cash flow returned to shareholders (on average, 2025-2029) 29% 71% ~$3.9B 2015 – 3Q 2024

Clear Growth Investment Framework to Maximize Value While Maintaining Investment Grade Balance Sheet

Strategic Filters

1 Fits with current operational capabilities and expertise

2 Leadership positions – global, regional, segment, and/or derivative – aligned to Olin strategic vision

3 Competitive cost position

4 Core business adjacencies that drive value creation

Financial Criteria

Accretive to EPS **within 2 years**

>15% risk-adjusted IRR



Focus Areas

Chemicals

- Extend chlor alkali leadership position
- Potential PVC participation
- Strengthen position in bleach

Winchester

- Energetics
- Defense market expansion
- Small bolt-on commercial acquisitions

All Growth Investments Compete with Our Priority of Returning Cash to Shareholders

Olin® ESSENTIAL SOLUTIONS

2024 INVESTOR DAY 78

Long-term Financial Targets

		Historical Track Record[1]	2029E	Key Drivers
Adjusted EBITDA	TTM 3Q 2024	~$1B	~$2B	• Chlor Alkali Products & Vinyls at midcycle levels • Normalized earnings for Epoxy and Winchester • **>$250M total structural cost savings by 2028** • **Assumes no M&A or major incremental growth capital projects**
Cash Conversion[3]	2020 to 3Q 2024[2]	82%	85%+	• Average annual sustaining capex of ~$250M • Cash tax rate in the 25-30% range
Cash Returned to Shareholders	2020 to 3Q 2024[2]	~57%	50%+	• Targeted return of 50%+ operating cash flow to shareholders (on average, 2025-2029)
Net Debt / Adjusted EBITDA	2020 to 3Q 2024[2]	2.7x[4]	<2.0x Average Over the Cycle	• Committed to achieving and maintaining investment grade credit ratings

Disciplined Strategy to Extend Track Record of Shareholder Value Creation

[1] All historical figures exclude Hurricane Beryl impact of $110M. [2] Except as noted, represents performance for 2020 to Q3 2024. [3] Cash conversion: Adjusted EBITDA less Capex / Adjusted EBITDA. [4] Represents Olin's TTM Net Debt to Adjusted EBITDA as of 9/30/2024.

Olin® ESSENTIAL SOLUTIONS 2024 INVESTOR DAY 79

Looking Ahead

Total Company 2029 Adjusted EBITDA Bridge ($M)


~$1,000
>$250
~$615
~$130
~$2,000
Grow the Core
TTM 3Q 2024
Optimize the Core
Capturing Market Growth and Recovery
Additional Olin Growth Initiatives
2029E
Additional Upside through Expansion Opportunities

Additional Upside Opportunities Beyond Our ~$2B Target

- **CAPV:** salt to bleach facility in Southern California
- **CAPV:** additional PVC optionality
- **Epoxy:** antidumping resolution
- **Winchester:** Radford GOCO

Clear Path to Deliver Long-term Shareholder Value

Olin® ESSENTIAL SOLUTIONS

Note: target assumes midcycle conditions in CAPV and normalized conditions in Epoxy and Winchester.

2024 INVESTOR DAY 80

2 0 2 4 I N V E S T O R D A Y Financial Key Takeaways 81 2 Prioritizing return of cash to shareholders with flexibility for high-return organic and inorganic growth investments 1 Maintaining financial discipline and commitment to achieving investment grade credit ratings 3 Executing a value creation strategy to achieve our financial targets and continue to generate superior total shareholder return

2 0 2 4 I N V E S T O R D A Y Closing Remarks Ken Lane President & CEO 82

Invest with Us

1. **Building on a robust foundation as a global chemicals and ammunition industry leader** by executing commercial discipline, cost efficiency, and our value creation strategy
2. **Realizing a higher level of profitability in chlor alkali** while positioning to maximize value potential and growth in adjacencies
3. **Optimizing Epoxy business to restore resiliency and improve earnings** while growing formulated solutions
4. **Capturing full value of legendary Winchester brand** through organic growth and adjacency opportunities
5. **Maintaining investment grade credit rating** that enables Olin to consistently return cash to shareholders while providing optionality to invest in high-return growth opportunities

2029E Long-term Financial Targets

Adjusted EBITDA[1]	~$2B
Cash Conversion[2]	85%+
Cash Returned to Shareholders[3]	>50%
Net Debt / Adjusted EBITDA	<2.0x
Investment Grade Credit Rating	Maintain

Olin® ESSENTIAL SOLUTIONS

Note: Targets assume midcycle conditions in CAPV and normalized conditions in Epoxy and Winchester. [1] Pre-adjacency opportunities. [2] Cash conversion: Adjusted EBITDA less Capex / Adjusted EBITDA. [3] Of operating cash flow, on average, 2025-2029.

2024 INVESTOR DAY 83

2 0 2 4 I N V E S T O R D A Y All Speakers Q&A Session 84

2 0 2 4 I N V E S T O R D A Y 85

2 0 2 4 I N V E S T O R D A Y Non-GAAP to GAAP Reconciliations Appendix 86

Non-GAAP Financial Measures – Adjusted EBITDA[1]

Olin's definition of Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is net income (loss) plus an add-back for depreciation and amortization, interest expense (income), income tax provision (benefit), other expense (income), restructuring charges (income) and certain other non-recurring items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as a supplemental financial measure to assess the financial performance without regard to financing methods, capital structures, taxes or historical cost basis. The use of non-GAAP financial measures is not intended to replace any measures of performance determined in accordance with GAAP and Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. Reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are omitted from this release because Olin is unable to provide such reconciliations without the use of unreasonable efforts. This inability results from the inherent difficulty in forecasting generally and quantifying certain projected amounts that are necessary for such reconciliations. In particular, sufficient information is not available to calculate certain adjustments required for such reconciliations, including interest expense (income), income tax provision (benefit), other expense (income) and restructuring charges (income). Because of our inability to calculate such adjustments, forward-looking net income guidance is also omitted from this release. We expect these adjustments to have a potentially significant impact on our future GAAP financial results.

	Three Months Ended December 31, 2023				Nine Months Ended September 30, 2024				Trailing Twelve Months September 30, 2024[2]			
($ in millions)	Income (Loss) before Taxes	Reconciling Items	Depr and Amort	Adjusted EBITDA	Income (Loss) before Taxes	Reconciling Items	Depr and Amort	Adjusted EBITDA	Income (Loss) before Taxes	Reconciling Items	Depr and Amort	Adjusted EBITDA
Chlor Alkali Products & Vinyls[3]	$ 65.9	$ -	$ 105.4	$171.3	$ 221.2	$ 76.7	$ 319.1	$ 617.0	$ 287.1	$ 76.7	$ 424.5	$ 788.3
Epoxy[3]	(23.1)	-	13.0	(10.1)	(57.6)	32.7	40.6	15.7	(80.7)	32.7	53.6	5.6
Winchester	65.4	-	8.1	73.5	195.9	-	24.7	220.6	261.3	-	32.8	294.1
	108.2	-	126.5	234.7	359.5	109.4	384.4	853.3	467.7	109.4	510.9	1,088.0
Corporate / Other												
Environmental Expense	(0.6)	(6.4)	-	(7.0)	(19.4)	-	-	(19.4)	(20.0)	(6.4)	-	(26.4)
Other Corp and Unallocated Costs	(26.7)	-	2.0	(24.7)	(68.7)	-	4.5	(64.2)	(95.4)	-	6.5	(88.9)
Restructuring Charges	2.4	(2.4)	-	-	(23.0)	23.0	-	-	(20.6)	20.6	-	-
Other Operating Income (Expense)	15.7	(15.6)	-	0.1	0.8	-	-	0.8	16.5	(15.6)	-	0.9
Interest Expense	(47.2)	47.2	-	-	(139.6)	139.6	-	-	(186.8)	186.8	-	-
Interest Income	1.1	(1.1)	-	0	2.7	(2.7)	-	-	3.8	(3.8)	-	-
Non-operating Pension Income	7.0	-	-	7.0	19.4	-	-	19.4	26.4	-	-	26.4
Olin Corporation	**$ 59.9**	**$ 21.7**	**$ 128.5**	**$ 210.1**	**$ 131.7**	**$ 269.3**	**$ 388.9**	**$ 789.9**	**$ 191.6**	**$ 291.0**	**$ 517.4**	**$ 1,000.0**

[1] Unaudited. [2] TTM Adjusted EBITDA as of September 30, 2024, is calculated as the nine months ended September 30, 2024, plus the three months ended December 31, 2023. [3] Reconciling items add back the impact of Hurricane Beryl on Chlor Alkali Products & Vinyls and Epoxy.

Olin ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 87

2 0 2 4 I N V E S T O R D A Y Non-GAAP Financial Measures – Net Debt to Adjusted EBITDA1 Olin's definition of Net Debt to Adjusted EBITDA is Net Debt divided by Adjusted EBITDA. Net Debt at the end of any reporting period is defined as the sum of our current installments of long-term debt and long-term debt, less cash and cash equivalents. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is net income (l oss) plus an add-back for depreciation and amortization, interest expense (income), income tax provision (benefit), other expense (income), restructuring charges (income) and certain other non-recurring items. Net Debt to Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as a measure of our ability to manage our indebtedness. The use of non-GAAP financial measures is not intended to replace any measures of indebtedness or liquidity determined in accordance with GAAP and Net Debt or Net Debt to Adjusted EBITDA presented may not be comparable to similarly titled measures of other compan ies. 1 Unaudited. 2 TTM Adjusted EBITDA as of September 30, 2024, is calculated as the nine months ended September 30, 2024, plus the three months ended December 31, 2023. Excludes impact of Hurricane Beryl of $109.4M. 88 ($ in millions) September 30, 2024 Current Installments of Long-term Debt $ 123.9 Long-term Debt 2,765.6 Total Debt 2,889.5 Less: Cash and Cash Equivalents (225.9) Net Debt $ 2,663.6 Trailing Twelve Months Adjusted EBITDA2 $ 1,000 Net Debt to Adjusted EBITDA 2.7

2 0 2 4 I N V E S T O R D A Y Non-GAAP Financial Measures by Segment1 1 Unaudited. 2 TTM Adjusted EBITDA as of September 30, 2024, is calculated as the nine months ended September 30, 2024, plus the three months ended December 31, 2023. 89 Three Months Ended Nine Months Ended Trailing Twelve Months ($ in millions) December 31, 2023 September 30, 2024 September 30, 20242 Sales: Chlor Alkali Products & Vinyls $ 906.1 $ 2,676.5 $ 3,582.6 Epoxy 313.1 944.1 1,257.2 Winchester 395.4 1,248.2 1,643.6 Total Sales $ 1,614.6 $ 4,868.8 $ 6,483.4

2 0 2 4 I N V E S T O R D A Y 90 Speaker Bios Appendix

Ken Lane

President & CEO

Ken Lane serves as Olin's President and Chief Executive Officer and was appointed to the position in March 2024. Additionally, he serves on Olin's Board as a Director.

Ken joined Olin from LyondellBasell, one of the world's largest plastics, chemicals, and refining companies, where he served as Executive Vice President of Global Olefins and Polyolefins and interim CEO.

Before LyondellBasell, Ken spent 13 years at BASF in senior executive roles across various sectors including Polyurethanes and Catalysts. Prior to BASF, he held strategy, commercial, operations, and technical positions at BP Chemicals and Amoco Chemical Corporation. Ken's career includes extensive international experience in the US, Malaysia, the UK, China, and Belgium.

Ken holds a Bachelor of Science in Civil Engineering from Clemson University and a Master of Science in Management from the University of Alabama Huntsville.

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 91

Todd Slater

SVP & CFO

Todd Slater serves as Olin's Senior Vice President and Chief Financial Officer and was appointed as CFO in 2014. He is responsible for leading the Company's Audit, Taxes, Investor Relations, Financial Planning & Analysis, Environmental Remediation, and Global Information Technology departments.

Todd began his career at Price Waterhouse before joining Chase Brass as Controller, Treasurer and Corporate Secretary, advancing to Vice President and Chief Financial Officer. Following Olin's acquisition of Chase Brass in 2002, he served as Vice President and Financial Officer for Olin's Metals Group. Todd was later named Operations Controller, followed by Vice President and Controller, and was elevated to a Senior Vice President in 2022.

A supporter of embracing our diversity, Todd serves as the co-executive sponsor of the Olin LGBTQ+ People Network.

Todd holds a Bachelor of Science in Mathematics and Accounting from Hillsdale College and is a Certified Public Accountant.

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 92

Deon Carter

VP & President, CAPV

Deon Carter serves as Olin's Vice President and President of Chlor Alkali Products & Vinyls and was appointed to the position in June 2024.

Before joining Olin, Deon was Chief Operating Officer of Continental Industries Group since April 2023. Prior to that, he served as President and Chief Executive Officer of Scientific Design Company.

Deon started his career in the chemical industry at Engelhard Corporation, where he held various international positions. Following the acquisition of Engelhard by BASF, Deon served as General Manager of Global Polyolefin Catalysts and was later promoted to Vice President of Oil Refining Catalysts. He then served as Senior Vice President of Precious Metals before assuming the role of Senior Vice President of Performance Chemicals.

Deon holds a Bachelor of Science in Chemical Engineering from the University of Cape Town in South Africa.

Olin® ESSENTIAL SOLUTIONS

2024 INVESTOR DAY 93

Florian Kohl

VP & President, Epoxy & International Chemicals

Florian Kohl serves as Olin's Vice President and President of Epoxy and International Chemicals as well as General Manager of the Blue Water Alliance. He was appointed to his current role in April 2024.

Florian joined Olin in March 2023 as General Manager of the Blue Water Alliance, a joint venture with Mitsui & Co, Ltd.

Prior to joining Olin, Florian served as Vice President, Global Vinyls Chain & Head of Acetyls Americas at Celanese Corporation, where he worked for 22 years. He held multiple roles with increasing levels of responsibility in general management, M&A integration, global supply chain, and procurement leadership based in the US, Germany, and China.

In 2016, he was appointed Chief Executive Officer and Chairman of the Board of the Fairway Methanol LLC – an operations joint venture between Celanese and Mitsui & Co, Ltd. – a role he maintained until his departure from Celanese.

Florian holds a Bachelor of Science, Master of Science, and Ph.D. in Chemistry from Technical University of Munich in Germany. Additionally, he is a Six Sigma Black Belt, Procurement / Supply Chain.

Olin® ESSENTIAL SOLUTIONS
2024 INVESTOR DAY 94

2 0 2 4 I N V E S T O R D A Y Brett Flaugher serves as Olin’s Vice President and President of Winchester and was appointed to the position in January 2018, having served as President of Winchester since November 2016. Brett started his career at Winchester in 1986 as a Sales Representative in Houston, Texas, and has held roles of increasing responsibility, including Director of Sales and Director of National Retail Accounts. Prior to his current role, Brett was Vice President of Marketing and Sales at Winchester from 2003 to 2007, and then Vice President of Domestic and International Marketing & Sales from 2008 to 2016. A committed advocate for those who have served their country in all branches of the military, Brett serves as the executive sponsor of the Olin Veterans Network. Brett holds a Bachelor of Science in Marketing from the Southern Illinois University-Edwardsville. Brett Flaugher VP & President, Winchester 95